Liquidity	12 Months Ended
Dec. 31, 2022
Liquidity [Abstract]
LIQUIDITY

NOTE 3 – LIQUIDITY

As reflected in the consolidated financial statements, the Company has been incurring $23,124,402 and $8,714,332 net losses for the years ended December 31 2022 and 2021, respectively. Net cash used in operating activities were $9,573,401 and $5,233,182 for the years ended December 31, 2022 and 2021, respectively. Total cash, cash equivalents and restricted cash decreased by $10,322,198 for the year ended December 31, 2022. Management expected to continue to construct the production plant in Guizhou Sunrise. In 2022, the ongoing COVID-19 pandemic continued to negatively impact the Company’s business operations. A resurgence of the COVID-19 outbreak had given rise to economic downturns and other significant changes in regional and global economic conditions, and negatively affected the Company’s ability to execute the sales contract, fulfil customer orders, and collect customer payments timely. As a result, there was a possibility that the Company’s revenue and cash flows might underperform in the next 12 months.

These adverse conditions and events raised substantial doubt about the Company’s ability to continue as a going concern. For the next 12 months from the issuance date of this report, the Company plans to continue implementing various measures to boost revenue and controlling the cost and expenses within an acceptable level. The Company is in the process of transitioning peer-to-peer knowledge sharing and enterprise business to graphite anode material business. In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments. As of December 31, 2022, the Company had cash of $1,655,549. The management believes that it would be able to make borrowings from banks based on past experience and the Company’s good credit history when necessary. As of December 31, 2022, the Company had available line of credit from Bank of Guizhou for RMB 6,500,000, approximately $933,291. On January 18, 2023, Sunrise Guizhou entered a credit facility agreement with Post Savings Bank of China (“Post Bank”) to obtain revolving fund up to RMB 30,000,000, approximately $4,307,498, for a term from January 19, 2023 to January 18, 2031. On February 7, 2023, Sunrise Guizhou entered a two-year debt financing arrangement with Zhongguancun Science and Technology Leasing Co., Ltd. to obtain a loan of RMB 20,000,000, approximately $2,871,665, for a term from February 7, 2023 to February 7, 2025.

Currently, the Company is working to improve its liquidity and capital sources primarily through cash flows from operation, debt financing, and financial support from its principal shareholder. In order to fully implement its business plan and sustain continued growth, the Company may also seek equity financing from outside investors when necessary. Based on the current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirement for at least 12 months from the date the consolidated financial statements are issued.